Contact:  Kathleen Campbell, Marketing Director                                                                                                                                                    First Citizens Community Bank
570-662-0422                                                                                                                                       15 S. Main Street
570-662-8512 (fax)                                                                                                                                     Mansfield, PA 16933

citizens financial services, inc. reports unaudited full year and fourth quarter 2019 financial results

MANSFIELD, PENNSYLVANIA— January 23, 2020– Citizens Financial Services, Inc. (OTC Pink: CZFS), parent company of First Citizens Community Bank, released today its unaudited consolidated financial results for the three months and year ended December 31, 2019.

Highlights

•	Citizens Financial Services, Inc. and MidCoast Community Bancorp, Inc. continue to prepare for the merger that is expected to close in the second quarter of 2020.

•
Net income was $19.5 million for 2019, which is 8.1% higher than 2018’s net income. The effective tax rate for 2019 was 16.4% compared to 15.9% for 2018 and was impacted by a reduction in tax-exempt income and non-deductible merger and acquisition-related expenses.

•
Net income was $5.0 million for the three months ended December 31, 2019, which is 11.7% higher than the net income for 2018’s comparable period. The effective tax rate for the three months ended December 31, 2019 was 16.6% compared to 15.8% in the comparable period in 2018.

•	Net interest income before the provision for loan losses was $49.9 million for the year ended December 31, 2019, which was an increase of $2.8 million, or 5.8%, compared to 2018.

•	Net loan growth totaled $32.7 million in 2019, or 3.1%, while deposit growth was $26.0 million, or 2.2%.

•
Return on average equity for the three months (annualized) and the year ended December 31, 2019 was 13.05% and 13.00%, respectively, compared to 12.65% and 13.00% for the three months (annualized) and the year ended December 31, 2018, respectively.

•
Return on average tangible equity for the three months (annualized) and the year ended December 31, 2019 was 15.52% and 15.58%, respectively, compared to 15.33% and 15.87% for the three months (annualized) and the year ended December 31, 2018, respectively. (1)

•
Return on average assets for the three months (annualized) and the year ended December 31, 2019 was 1.37% and 1.34%, respectively, compared to 1.27% and 1.29% for the three months (annualized) and the year ended December 31, 2018, respectively.

2019 Compared to 2018

•
For 2019, net income totaled $19,490,000 compared to net income of $18,034,000 for 2018, an increase of $1,456,000 or 8.1%.  Basic earnings per share of $5.54 for 2019 compares to $5.09 for 2018.  Return on equity for the years ended December 31, 2019 and 2018 was 13.00%, while return on assets was 1.34% and 1.29%, respectively.

•
Net interest income before the provision for loan loss for 2019 totaled $49,940,000 compared to $47,184,000 for 2018, resulting in an increase of $2,756,000, or 5.8%. Average interest earning assets increased $52.0 million in 2019 compared to last year.  Average loans increased $58.3 million while average investment securities decreased $9.4 million. The yield on interest earning assets increased 21 basis points to 4.59%, while the cost of interest-bearing liabilities increased 20 basis points to 1.09%. The increase in the cost of interest-bearing liabilities was due to the rise in the federal funds rate during 2018, which exceeded the reductions made in 2019. The tax effected net interest margin for 2019 was 3.72% compared to 3.66% for 2018.

•
The provision for loan losses for 2019 was $1,675,000 compared to $1,925,000 for 2018, a decrease of $250,000.  The decreased provision primarily reflects the lower level of loan growth experienced during 2019 compared to 2018.

•
Total non-interest income was $8,386,000 for 2019, which is $651,000 more than non-interest income of $7,735,000 for 2018. The increase was driven by revenue increases in our wealth management division, which includes trust fees and brokerage and insurance commissions, as well as gains on our equity security portfolio and loans sold.

•
Total non-interest expenses for 2019 totaled $33,341,000 compared to $31,557,000 for the same period last year, which is an increase of $1,784,000, or 5.7%. Salaries and benefits increased $1,362,000 primarily due to merit increases, employee commissions, health insurance costs, profit sharing and deferred compensation costs.  Other expenses increased $460,000, which was primarily due to an increase in costs associated with operational charge-offs and fraud prevention. Merger and acquisition costs increased $466,000 as a result of the pending merger with MidCoast Community Bancorp, Inc. OREO expenses increased due to an increase in the number of OREO properties currently held by the Bank. Professional fees decreased as a result of settling a lawsuit in the first quarter of 2019 that resulted in significant expenses in 2018. FDIC insurance decreased due to receiving a credit from the FDIC in the third and fourth quarters.

•
The provision for income taxes increased $417,000 when comparing 2019 to 2018 as a result of an increase in income before income tax of $1,873,000. The effective tax rate for 2019 was impacted by certain expenses being non-deductible for tax purposes.

Fourth Quarter of 2019 Compared to the Fourth Quarter of 2018

•
For the three months ended December 31, 2019, net income totaled $5,043,000 which compares to net income of $4,515,000 for the comparable period in 2018, an increase of $528,000 or 11.7%. Basic earnings per share of $1.43 for three months ended December 31, 2019 compares to $1.28 for the 2018 comparable period. Annualized return on equity for the three months ended December 31, 2019 and 2018 was 13.05% and 12.65%, respectively, while annualized return on assets was 1.37% and 1.27%, respectively.

•
Net interest income before the provision for loan loss for the three months ended December 31, 2019 totaled $12,790,000 compared to $12,243,000 for the three months ended December 31, 2018, resulting in an increase of $547,000, or 4.5%. Average interest earning assets increased $53.9 million for the three months ended December 31, 2019 compared to the same period last year.  Average loans increased $44.0 million while average investment securities increased $10.1 million.  The tax effected net interest margin for the three months ended December 31, 2019 was 3.74% compared to 3.73% for the same period last year.

•
The provision for loan losses for the three months ended December 31, 2019 was $525,000 compared to $625,000 for the comparable period in 2018, a decrease of $100,000.  The decreased provision primarily reflects the lower net loan growth experienced during the fourth quarter of 2019 compared to the same period in 2018.

•
Total non-interest income was $2,149,000 for the three months ended December 31, 2019, which is $172,000 more than the comparable period last year. The increase was driven by revenue increases in our wealth management division, which includes trust fees and brokerage and insurance commissions, as well as gains on our equity security portfolio and on loans sold.

•
Total non-interest expenses for the three months ended December 31, 2019 totaled $8,368,000 compared to $8,235,000 for the same period last year, which is an increase of $133,000, or 1.6%.  Salaries and benefits increased $484,000 primarily due to merit increases, employee commissions, health insurance costs, profit sharing and deferred compensation costs. Merger and acquisition costs increased as a result of the pending merger with MidCoast Community Bancorp, Inc. Professional fees decreased as a result of settling a lawsuit in the first quarter of 2019 that resulted in significant expenses in 2018. FDIC insurance decreased due to receiving a credit from the FDIC in the fourth quarter of 2019.

•
The provision for income taxes increased $158,000 when comparing the three months ended December 31, 2019 to the same period in 2018.  The effective tax rate for the three months ended December 31, 2019 and 2018 was 16.6% and 15.8%, respectively.

Balance Sheet and Other Information:

•
At December 31, 2019, total assets were $1.47 billion, compared to $1.43 billion at December 31, 2018. The loan to deposit ratio as of December 31, 2019 was 92.11% compared to 91.29% as of December 31, 2018.

•
Available for sale securities of $240.7 million at December 31, 2019 decreased $304,000 from December 31, 2018. Interest bearing time deposits with other banks decreased $1.2 million to $14.3 million at December 31, 2019.

•
Net loans as of December 31, 2019 totaled $1.10 billion and increased $32.7 million from December 31, 2018. Net loan growth for 2019 was negatively impacted by transfers to other real estate owned as the result of a settlement with a customer in bankruptcy and several large loan payoffs. The growth in 2019 was in commercial and agricultural relationships, which continued the trend from 2018.

•
The allowance for loan losses totaled $13,845,000 at December 31, 2019 which is an increase of $961,000 from December 31, 2018.  The increase is due to recording a provision for loan losses of $1,625,000 and recoveries of $43,000, offset by charge-offs of $757,000.  Net charge-offs as a percent of total loans for 2019 and 2018 was .06% and .02%, respectively.  The allowance as a percent of total loans was 1.24% as of December 31, 2019 compared to 1.19% as of December 31, 2018. For the year, non-performing assets increased $1.0 million.

•
Deposits increased $26.0 million from December 31, 2018, to $1.21 billion at December 31, 2019 as a result of growth in our south central Pennsylvania market. Borrowed funds decreased $6.1 million from December 31, 2018 to $85.1 million at December 31, 2019 as a result of the growth in deposits and equity.

•
Stockholders’ equity totaled $154.8 million at December 31, 2019, compared to $139.2 million at December 31, 2018, an increase of $15,545,000.  The increase was attributable to net income of $19.5 million for 2019, offset by cash dividends of $6.3 million and net treasury stock activity of $845,000.  As a result of changes in interest rates impacting the fair value of investment securities, the unrealized loss on available for sale investment securities, net of tax, increased $3.3 million from December 31, 2018.

Dividend Declared

On December 3, 2019, the Board of Directors declared a cash dividend of $0.450 per share, which was paid on December 27, 2019 to shareholders of record at the close of business on December 13, 2019. The quarterly cash dividend is an increase of 3.3% over the regular cash dividend of $0.436 per share declared one year ago, as adjusted for the 1% stock dividend declared in June 2019.

Citizens Financial Services, Inc. has nearly 1,700 shareholders, the majority of whom reside in markets where its offices are located.

Note: This press release may contain forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995.  These statements are not historical facts; rather, they are statements based on the Company's current expectations regarding its business strategies and their intended results and its future performance.  Forward-looking statements are preceded by terms such as "expects," "believes," "anticipates," "intends" and similar expressions.  Forward-looking statements are not guarantees of future performance.  Numerous risks and uncertainties could cause or contribute to the Company's actual results, performance and achievements to be materially different from those expressed or implied by the forward-looking statements. Factors that may cause or contribute to these differences include, without limitation, changes in general economic conditions, including changes in market interest rates and changes in monetary and fiscal policies of the federal government; legislative and regulatory changes; and other factors disclosed periodically in the Company's filings with the Securities and Exchange Commission.  Because of the risks and uncertainties inherent in forward-looking statements, readers are cautioned not to place undue reliance on them, whether included in this press release or made elsewhere periodically by the Company or on its behalf.  The Company assumes no obligation to update any forward-looking statements except as may be required by applicable law or regulation.

(1)	See reconciliation of non-Gaap measures to Gaap measures at the end of the press release

CITIZENS FINANCIAL SERVICES, INC.
CONSOLIDATED FINANCIAL HIGHLIGHTS
(UNAUDITED)
(Dollars in thousands, except per share data)
	As of or For The		As of or For The
	Three Months Ended		Year Ended
	December 31,		December 31,
	2019	2018	2019	2018
Income and Performance Ratios
Net Income	$5,043	$4,515	$19,490	$18,034
Return on average assets (annualized)	1.37%	1.27%	1.34%	1.29%
Return on average equity (annualized)	13.05%	12.65%	13.00%	13.00%
Return on average tangible equity (annualized) (a)	15.52%	15.33%	15.58%	15.87%
Net interest margin (tax equivalent)(a)	3.74%	3.73%	3.72%	3.66%
Earnings per share - basic (b)	$1.43	$1.28	$5.54	$5.09
Earnings per share - diluted (b)	$1.43	$1.28	$5.53	$5.09
Cash dividends paid per share (b)	$0.450	$0.436	$1.781	$1.725

Asset quality
Allowance for loan and lease losses	$13,845	$12,884	$13,845	$12,884
Non-performing assets	$15,427	$14,393	$15,427	$14,393
Allowance for loan and lease losses/total loans	1.24%	1.19%	1.24%	1.19%
Non-performing assets to total loans	1.38%	1.33%	1.38%	1.33%
Annualized net charge-offs to total loans	0.13%	0.05%	0.06%	0.02%

Equity
Book value per share (b)	$44.08	$40.45	$44.08	$40.45
Tangible Book value per share (a) (b)	$37.09	$33.41	$37.09	$33.41
Market Value (Last reported trade of month)	$61.50	$55.55	$61.50	$55.55
Common shares outstanding	3,525,061	3,504,596	3,525,061	3,504,596
Number of shares used in computation - basic (b)	3,515,962	3,532,858	3,520,832	3,539,674
Number of shares used in computation - diluted (b)	3,516,076	3,533,021	3,522,928	3,541,662

Other
Total Risk Based Capital Ratio	14.04%	13.42%	14.04%	13.42%
Tier 1 Risk Based Capital Ratio	12.79%	12.18%	12.79%	12.18%
Common Equity Tier 1 Risk Based Capital Ratio	12.11%	11.47%	12.11%	11.47%
Leverage Ratio	9.77%	9.15%	9.77%	9.15%
Average Full Time Equivalent Employees	255.6	258.7	259.2	261.3
Loan to Deposit Ratio	92.11%	91.29%	92.11%	91.29%
Trust assets under management	$134,298	$117,587	$134,298	$117,587
Brokerage assets under management	$215,383	$178,546	$215,383	$178,546

Balance Sheet Highlights	December 31,	December 31,
	2019	2018

Assets	$1,466,339	$1,430,712
Investment securities	241,407	241,526
Loans (net of unearned income)	1,115,569	1,081,883
Allowance for loan losses	13,845	12,884
Deposits	1,211,118	1,185,156
Stockholders' Equity	154,774	139,229

(a) See reconcilation of Non-GAAP measures at the end of the press release
(b) Prior period amounts were adjusted to reflect stock dividends.

CITIZENS FINANCIAL SERVICES, INC.
CONSOLIDATED BALANCE SHEET
(UNAUDITED)

	December 31,	December 31,
(in thousands except share data)	2019	2018
ASSETS:
Cash and due from banks:
Noninterest-bearing	$17,727	$15,327
Interest-bearing	793	1,470
Total cash and cash equivalents	18,520	16,797

Interest bearing time deposits with other banks	14,256	15,498

Equity securities	701	516

Available-for-sale securities	240,706	241,010

Loans held for sale	815	1,127

Loans (net of allowance for loan losses: $13,845 at December 31, 2019 and
$12,884 at December 31, 2018)	1,101,724	1,068,999

Premises and equipment	15,933	16,273
Accrued interest receivable	4,555	4,452
Goodwill	23,296	23,296
Bank owned life insurance	28,128	27,505
Other intangibles	1,346	1,623
Other assets	16,359	13,616

TOTAL ASSETS	$1,466,339	$1,430,712

LIABILITIES:
Deposits:
Noninterest-bearing	$203,793	$179,971
Interest-bearing	1,007,325	1,005,185
Total deposits	1,211,118	1,185,156
Borrowed funds	85,117	91,194
Accrued interest payable	1,088	1,076
Other liabilities	14,242	14,057
TOTAL LIABILITIES	1,311,565	1,291,483
STOCKHOLDERS' EQUITY:
Preferred Stock $1.00 par value; authorized
3,000,000 shares; none issued in 2019 or 2018	-	-
Common stock
$1.00 par value; authorized 25,000,000 shares at December 31, 2019 and December 31, 2018:
issued 3,938,668 at December 31 2019 and 3,904,212 at December 31, 2018	3,939	3,904
Additional paid-in capital	55,089	53,099
Retained earnings	110,800	99,727
Accumulated other comprehensive loss	(629)	(3,921)
Treasury stock, at cost: 413,607 at December 31, 2019 and 399,616 shares
at December 31, 2018	(14,425)	(13,580)
TOTAL STOCKHOLDERS' EQUITY	154,774	139,229
TOTAL LIABILITIES AND
STOCKHOLDERS' EQUITY	$1,466,339	$1,430,712

CITIZENS FINANCIAL SERVICES, INC.
CONSOLIDATED STATEMENT OF INCOME
(UNAUDITED)
	Three Months Ended		Year Ended
	December 31,		December 31,
(in thousands, except per share data)	2019	2018	2019	2018
INTEREST INCOME:
Interest and fees on loans	$13,906	$13,470	$54,911	$50,458
Interest-bearing deposits with banks	96	101	407	319
Investment securities:
Taxable	1,076	1,107	4,673	3,790
Nontaxable	383	318	1,492	1,744
Dividends	126	92	497	447
TOTAL INTEREST INCOME	15,587	15,088	61,980	56,758
INTEREST EXPENSE:
Deposits	2,192	2,215	9,219	6,910
Borrowed funds	605	630	2,821	2,664
TOTAL INTEREST EXPENSE	2,797	2,845	12,040	9,574
NET INTEREST INCOME	12,790	12,243	49,940	47,184
Provision for loan losses	525	625	1,675	1,925
NET INTEREST INCOME AFTER
PROVISION FOR LOAN LOSSES	12,265	11,618	48,265	45,259
NON-INTEREST INCOME:
Service charges	1,189	1,212	4,687	4,667
Trust	161	157	750	705
Brokerage and insurance	298	219	1,141	790
Gains on loans sold	134	80	473	382
Equity security gains (losses), net	50	(9)	120	-
Available for sale security gains (losses), net	16	(11)	24	(19)
Earnings on bank owned life insurance	160	155	623	622
Other	141	174	568	588
TOTAL NON-INTEREST INCOME	2,149	1,977	8,386	7,735
NON-INTEREST EXPENSES:
Salaries and employee benefits	5,327	4,843	20,456	19,094
Occupancy	535	520	2,174	2,126
Furniture and equipment	173	142	674	536
Professional fees	322	652	1,423	1,925
FDIC insurance expense (credit)	(121)	90	75	417
Pennsylvania shares tax (credit)	(17)	(15)	808	835
Amortization of intangibles	61	72	259	296
Merger and acquisition	191	-	466	-
ORE expenses	68	66	376	158
Other	1,829	1,865	6,630	6,170
TOTAL NON-INTEREST EXPENSES	8,368	8,235	33,341	31,557
Income before provision for income taxes	6,046	5,360	23,310	21,437
Provision for income taxes	1,003	845	3,820	3,403
NET INCOME	$5,043	$4,515	$19,490	$18,034

PER COMMON SHARE DATA:
Net Income - Basic	$1.43	$1.28	$5.54	$5.09
Net Income - Diluted	$1.43	$1.28	$5.53	$5.09
Cash Dividends Paid	$0.450	$0.436	$1.781	$1.725

Number of shares used in computation - basic	3,515,962	3,532,858	3,520,832	3,539,674
Number of shares used in computation - diluted	3,516,076	3,533,021	3,522,928	3,541,662

CITIZENS FINANCIAL SERVICES, INC.
QUARTERLY CONDENSED, CONSOLIDATED INCOME STATEMENT INFORMATION
(UNAUDITED)
(in thousands, except share data)		Three Months Ended,
	Dec 31,	Sept 30,	June 30,	March 31,	Dec 31,
	2019	2019	2019	2019	2018
Interest income	$15,587	$15,874	$15,502	$15,017	$15,088
Interest expense	2,797	2,975	3,166	3,102	2,845
Net interest income	12,790	12,899	12,336	11,915	12,243
Provision for loan losses	525	400	350	400	625
Net interest income after provision for loan losses	12,265	12,499	11,986	11,515	11,618
Non-interest income	2,083	2,140	1,997	2,022	1,997
Investment securities gains (losses), net	66	37	30	11	(20)
Non-interest expenses	8,368	8,414	8,237	8,322	8,235
Income before provision for income taxes	6,046	6,262	5,776	5,226	5,360
Provision for income taxes	1,003	1,066	930	821	845
Net income	$5,043	$5,196	$4,846	$4,405	$4,515
Earnings Per Share Basic	$1.43	$1.48	$1.38	$1.24	$1.28
Earnings Per Share Diluted	$1.43	$1.48	$1.38	$1.24	$1.28

CITIZENS FINANCIAL SERVICES, INC.
CONSOLIDATED AVERAGE BALANCES, INTEREST, YIELDS AND RATES, AND NET INTEREST MARGIN ON A FULLY TAX-EQUIVALENT BASIS
(UNAUDITED)
	Three Months Ended December 31,
	2019				2018
	Average			Average	Average			Average
	Balance (1)		Interest	Rate	Balance (1)		Interest	Rate
(dollars in thousands)	$	$		%	$	$		%
ASSETS
Interest-bearing deposits at banks	9,876		4	0.16	9,294		6	0.26
Interest bearing time deposits at banks	14,256		92	2.59	14,997		95	2.50
Investment securities	247,416		1,687	2.73	237,342		1,602	2.70
Loans: (2)(3)(4)
Residential mortgage loans	217,007		2,889	5.28	215,418		2,859	5.29
Construction loans	14,659		188	5.09	32,393		406	4.97
Commercial Loans	416,867		5,676	5.40	389,705		5,338	5.43
Agricultural Loans	363,339		4,222	4.61	323,191		3,826	4.70
Loans to state & political subdivisions	95,107		936	3.90	102,409		1,066	4.13
Other loans	9,704		179	7.32	9,610		184	7.61
Loans, net of discount (2)(3)(4)	1,116,683		14,090	5.01	1,072,726		13,679	5.06
Total interest-earning assets	1,388,231		15,873	4.54	1,334,359		15,382	4.57
Cash and due from banks	5,945				6,751
Bank premises and equipment	15,936				16,253
Other assets	57,448				69,318
Total non-interest earning assets	79,329				92,322
Total assets	1,467,560				1,426,681
LIABILITIES AND STOCKHOLDERS' EQUITY
Interest-bearing liabilities:
NOW accounts	334,345		526	0.62	327,144		515	0.62
Savings accounts	222,342		206	0.37	201,903		137	0.27
Money market accounts	169,114		458	1.07	171,149		527	1.22
Certificates of deposit	263,679		1,002	1.51	298,395		1,036	1.38
Total interest-bearing deposits	989,480		2,192	0.88	998,591		2,215	0.88
Other borrowed funds	109,236		605	2.20	93,440		630	2.67
Total interest-bearing liabilities	1,098,716		2,797	1.01	1,092,031		2,845	1.03
Demand deposits	199,365				178,479
Other liabilities	14,832				13,410
Total non-interest-bearing liabilities	214,197				191,889
Stockholders' equity	154,647				142,761
Total liabilities & stockholders' equity	1,467,560				1,426,681
Net interest income			13,076				12,537
Net interest spread (5)				3.53%				3.54%
Net interest income as a percentage
of average interest-earning assets				3.74%				3.73%
Ratio of interest-earning assets
to interest-bearing liabilities				126%				122%

(1) Averages are based on daily averages.
(2) Includes loan origination and commitment fees.
(3) Tax exempt interest revenue is shown on a tax equivalent basis for proper comparison using a statutory federal income tax rate of 21% for 2019 and 2018. See reconciliation of non-gaap measures at the end of the press release
(4) Income on non-accrual loans is accounted for on a cash basis, and the loan balances are included in interest-earning assets.
(5) Interest rate spread represents the difference between the average rate earned on interest-earning assets and the average rate paid on interest-bearing liabilities.

CITIZENS FINANCIAL SERVICES, INC.
CONSOLIDATED AVERAGE BALANCES, INTEREST, YIELDS AND RATES, AND NET INTEREST MARGIN ON A FULLY TAX-EQUIVALENT BASIS
(UNAUDITED)
	Year Ended December 31,
	2019				2018
	Average			Average	Average			Average
	Balance (1)		Interest	Rate	Balance (1)		Interest	Rate
(dollars in thousands)	$	$		%	$	$		%
ASSETS
Interest-bearing deposits at banks	9,693		23	0.24	8,929		20	0.22
Interest bearing time deposits at banks	15,085		384	2.55	12,734		299	2.35
Investment securities	247,334		7,059	2.85	256,719		6,445	2.51
Loans: (2)(3)(4)
Residential mortgage loans	215,749		11,473	5.32	214,458		11,205	5.22
Construction loans	19,085		984	5.16	25,698		1,235	4.80
Commercial Loans	415,681		22,741	5.47	388,037		20,611	5.31
Agricultural Loans	344,586		15,879	4.61	305,003		13,638	4.47
Loans to state & political subdivisions	97,780		3,845	3.93	101,496		3,759	3.70
Other loans	9,684		740	7.64	9,558		737	7.71
Loans, net of discount (2)(3)(4)	1,102,565		55,662	5.05	1,044,250		51,185	4.90
Total interest-earning assets	1,374,677		63,128	4.59	1,322,632		57,949	4.38
Cash and due from banks	6,168				6,807
Bank premises and equipment	16,074				16,338
Other assets	57,038				54,722
Total non-interest earning assets	79,280				77,867
Total assets	1,453,957				1,400,499
LIABILITIES AND STOCKHOLDERS' EQUITY
Interest-bearing liabilities:
NOW accounts	331,906		2,282	0.69	326,040		1,642	0.50
Savings accounts	218,240		814	0.37	192,727		323	0.17
Money market accounts	164,872		1,978	1.20	164,916		1,618	0.98
Certificates of deposit	277,946		4,145	1.49	276,213		3,327	1.20
Total interest-bearing deposits	992,964		9,219	0.93	959,896		6,910	0.72
Other borrowed funds	109,041		2,821	2.59	117,912		2,664	2.26
Total interest-bearing liabilities	1,102,005		12,040	1.09	1,077,808		9,574	0.89
Demand deposits	187,991				171,353
Other liabilities	14,074				12,647
Total non-interest-bearing liabilities	202,065				184,000
Stockholders' equity	149,887				138,691
Total liabilities & stockholders' equity	1,453,957				1,400,499
Net interest income			51,088				48,375
Net interest spread (5)				3.50%				3.49%
Net interest income as a percentage
of average interest-earning assets				3.72%				3.66%
Ratio of interest-earning assets
to interest-bearing liabilities				125%				123%

(1) Averages are based on daily averages.
(2) Includes loan origination and commitment fees.
(3) Tax exempt interest revenue is shown on a tax equivalent basis for proper comparison using a statutory federal income tax rate of 21% for 2019 and 2018. See reconciliation of non-gaap measures at the end of the press release
(4) Income on non-accrual loans is accounted for on a cash basis, and the loan balances are included in interest-earning assets.
(5) Interest rate spread represents the difference between the average rate earned on interest-earning assets and the average rate paid on interest-bearing liabilities.

CITIZENS FINANCIAL SERVICES, INC.
CONSOLIDATED SUMMARY OF LOANS BY TYPE; NON-PERFORMING ASSETS; and ALLOWANCE FOR LOAN LOSSES
(UNAUDITED)
(Excludes Loans Held for Sale)
(In Thousands)
	December 31,	September 30,	June 30,	March 31,	December 31,
	2019	2019	2019	2019	2018
Real estate:
Residential	$217,088	$215,717	$213,014	$214,635	$215,305
Commercial	342,023	349,269	347,430	334,371	319,265
Agricultural	311,464	305,948	294,332	295,547	284,520
Construction	15,519	11,448	20,950	18,611	33,913
Consumer	9,947	9,709	9,854	9,773	9,858
Other commercial loans	69,970	76,785	76,179	74,323	74,118
Other agricultural loans	55,112	50,334	41,689	43,245	42,186
State & political subdivision loans	94,446	95,824	96,174	100,412	102,718
Total loans	1,115,569	1,115,034	1,099,622	1,090,917	1,081,883
Less: allowance for loan losses	13,845	13,679	13,304	13,084	12,884
Net loans	$1,101,724	$1,101,355	$1,086,318	$1,077,833	$1,068,999

Past due and non-performing assets

Total Loans past due 30-89 days and still accruing	$2,711	$2,672	$2,599	$4,470	$3,308

Non-accrual loans	$11,536	$13,223	$12,534	$11,700	$13,724
Loans past due 90 days or more and accruing	487	103	175	64	68
Non-performing loans	$12,023	$13,326	$12,709	$11,764	$13,792
OREO	3,404	3,497	3,853	4,295	601
Total Non-performing assets	$15,427	$16,823	$16,562	$16,059	$14,393

	3 Months	3 Months	3 Months	3 Months	3 Months
	Ended	Ended	Ended	Ended	Ended
Analysis of the Allowance for loan Losses	September 30,	September 30,	June 30,	March 31,	December 31,
(In Thousands)	2019	2019	2019	2018	2018
Balance, beginning of period	$13,679	$13,304	$13,084	$12,884	$12,383
Charge-offs	(370)	(34)	(139)	(214)	(140)
Recoveries	11	9	9	14	16
Net (charge-offs) recoveries	(359)	(25)	(130)	(200)	(124)
Provision for loan losses	525	400	350	400	625
Balance, end of period	$13,845	$13,679	$13,304	$13,084	$12,884

CITIZENS FINANCIAL SERVICES, INC.
Reconciliation of GAAP and Non-GAAP Financial Measures
(UNAUDITED)
(Dollars in thousands, except per share data)

	As of
	December 31,
	2019	2018
Tangible Equity
Stockholders Equity - GAAP	$154,774	$139,229
Accumulated other comprehensive loss	629	3,921
Intangible Assets	(24,642)	(24,919)
Non-GAAP Tangible Equity	130,761	118,231
Shares outstanding adjusted for June 2019 stock Dividend	3,525,061	3,539,052
Tangible Book value per share (a)	$37.09	$33.41

	As of
	December 31,
	2019	2018
Tangible Equity per share
Stockholders Equity - GAAP	$43.91	$39.34
Adjustments for accumulated other comprehensive loss	0.17	1.11
Book value per share	44.08	40.45
Adjustments for intangible assets	(6.99)	(7.04)
Tangible Book value per share	$37.09	$33.41

	For the Three Months Ended		For the Year Ended
	December 31,		December 31,
	2019	2018	2019	2018
Return on Average Tangible Equity
Average Stockholders Equity - GAAP	$154,317	$136,765	$148,189	$133,451
Average Accumulated Other Comprehensive Loss	(330)	(5,996)	(1,697)	(5,240)
Average Intangible Assets	24,653	24,950	24,757	25,062
Average Non-GAAP Tangible Equity	129,994	117,811	125,129	113,629
Net Income	$5,043	$4,515	$19,490	$18,034
Annualized Return on Average Tangible Equity	15.52%	15.33%	15.58%	15.87%

	For the Three Months Ended		For the Year Ended
	December 31,		December 31,
Reconciliation of net interest income on fully taxable equivalent basis	2019	2018	2019	2018
Total interest income	$15,587	$15,088	$61,980	$56,758
Total interest expense	2,797	2,845	12,040	9,574
Net interest income	12,790	12,243	49,940	47,184
Tax equivalent adjustment	286	294	1,148	1,191
Net interest income (fully taxable equivalent)	$13,076	$12,537	$51,088	$48,375

(a) Prior period amounts were adjusted to reflect stock dividends.